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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

CRUCIAL INNOVATIONS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-229638	98-1446012
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

86-90 Paul Street London, United Kingdom	EC2A 4NE
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 203 148 1452

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2025, Timothy Ambrose resigned from his service on the Board of Directors (“Board”) of Crucial Innovations Corp. (the “Company”) and also resigned from his service as an executive officer of the Company. Mr. Ambrose was appointed to the Board and as an executive officer of the Company on October 17, 2021.

Also on November 12, 2025, the Board appointed Rory J. Bowen as an independent director to fill the vacancy on the Board resulting from the resignation of Mr. Ambrose, to serve until the next annual meeting of the Company’s shareholders. Other than the foregoing, there are no arrangements or understandings between Mr. Bowen and any other person pursuant to which Mr. Bowen was selected as a director.

Rory J. Bowen, age 36, is currently the Chief of Staff at Hermitage Holdings, a global investment company. He is also a Founder and Principal of Circus Capital, Principal at Outsize Capital, both corporate finance advisory firms, and a non-executive director of Kadoma Mining PLC. Prior to his appointment to the Board, Mr. Bowen served as a strategy consultant to the Company, and previously served as Chief of Staff for the Fintech Alliance in London from April 2019 through April 2020, and Agri-Fintech Holdings, Inc. from April 2021 through December 2023. Mr. Bowen has also served in a number of advisory roles for a variety of multinational companies in the financial services, agri-tech, commodities, and media sectors.

Item 8.01	Other Events.

On November 18, 2025, the Company issued a press release announcing the appointment of Mr. Bowen described in Item 5.02 above. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued on November 18, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUCIAL INNOVATIONS CORP.
Date: November 18, 2025
By:	/s/ Jon-Paul Doran
Name:	Jon-Paul Doran
Title:	Chief Executive Officer

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